EXHIBIT 99.1

Rain Enhancement Technologies Announces Completion of Business Combination with Coliseum Acquisition Corp., Establishing Publicly Listed Provider of Rainfall Generation Technology

•	Combination accelerates Rain Enhancement Technologies, Inc. (“RET” or the “Company”)’s aim to develop, manufacture and commercialize ionization rainfall generation technology to provide additional rainfall for the energy, agriculture, logistics, transportation, decarbonization, and food industries, as well as supranational organizations, countries and localities.
•	Rain Enhancement Technologies Holdco, Inc. (“RET Holdco”) Class A common stock and warrants to begin trading on Nasdaq on January 2, 2025 under the ticker symbols “RAIN” and “RAINW,” respectively.

NAPLES, FL December 31, 2024 – Rain Enhancement Technologies Holdco, Inc. (“RET Holdco”), an emerging company developing rainfall generation technology, today announced that it has completed its previously announced business combination (the “Business Combination”) with Coliseum Acquisition Corp. (NASDAQ:MITA) (“Coliseum”), a publicly traded special purpose acquisition company.

The transaction was approved by each party’s board of directors and shareholders.

The combined public entity will be named Rain Enhancement Technologies Holdco, Inc. and its Class A common stock and warrants are expected to commence trading on Nasdaq on January 2, 2025 under the new ticker symbols “RAIN” and “RAINW,” respectively.

RET Holdco also announced that it has appointed Randy Seidl as Co-Chief Executive Officer, effective January 2, 2025.  Seidl, who will also join RET Holdco’s Board of Directors, will work with Christopher Riley, the current Co-Chief Executive Officer, who will assist RET Holdco through a transition period.   Seidl brings 40 years of technology industry experience, having served in senior executive leadership positions at EMC, Sun Microsystems, and Hewlett Packard and as CEO of Sales Community and Revenue Acceleration, two firms that assist leaders of companies to be better leaders and accelerate revenue growth.

Company Background

Water scarcity is a pervasive challenge affecting primary components of global ecosystems such as energy, agriculture, logistics, transportation, decarbonization, and food. Almost two thirds of the world’s population experiences water scarcity for at least one month each year and the gap in supply of water and demand is expected to grow to 40% by 2030.

RET aims to develop, manufacture and commercialize ionization rainfall generation technology to provide additional rainfall for industries, supranational organizations, countries and localities. The Company’s ionization technology is rooted in simple, existing physics theory using natural conditions, and has robust datasets produced and evaluated during prior trials by third parties. In a six-year randomized third-party trial conducted from 2013 to 2018 in Oman, an ionization rainfall generation system generated an average of approximately 16% of additional rainfall, according to results published by the National Institute for Applied Statistics Research Australia (“NIASRA”), a third-party research organization, in the International Statistical Review. RET has licensed the engineering designs for the equipment and systems used in the trials.

RET has developed relationships with private organizations, country leaders and major agriculture companies to build a pipeline of potential customers. RET management believes the Company is well-positioned for the development, innovation, and scaling of its rainfall generation technology.

RET has established a strategic roadmap and multiple vectors for development, innovation and enhancement. In addition to its exclusive license of certain relevant underlying IP, the Company intends to draw on the services of leading engineers, scientists, climatologists and experts in the water technology and rainfall generation space. Recent advancements in understanding cloud condensation nuclei and more precise weather forecasting serve as catalysts for increasing the potential enhancement of RET’s technology, creating even greater confidence in the efficacy of the ionization approach. This foundation is expected to empower RET’s management to swiftly establish commercial alliances with private industries and governments, while involving key stakeholders invested in ecosystem maintenance and restoration in water-stressed areas across the world.

Management Commentary

Chris Riley, interim Chief Executive Officer of RET Holdco, stated, “We are incredibly proud to complete this transaction and become a U.S. listed company. This transformative step enables the next phase of growth at RET. We look forward to executing on our next chapter of growth, innovation, global expansion, and market leadership.”

Harry You, Chairman of the Board of Coliseum, stated, “As a public company, RET Holdco is well-positioned to help meet the global demand from private industries and governments for sustainable access to water. We are confident that the Company’s rainfall ionization platform will not only play a role in addressing this demand, but also ultimately generate value to all of its stakeholders. We look forward to further innovating and deploying RET’s technology as well as other cutting edge technologies.”

Management and Governance

RET’s senior management team, led by Chris Riley, will work with Mr. Seidl on an interim basis. Mr. Riley, a veteran C-suite leader with experience spanning both public and private sector companies, brings a wealth of leadership experience accumulated over more than three decades in various technology sectors, including IT, Cloud, Security, Automation and AI. Previously, he served as President, Worldwide Field Operations for DataRobot, as Chief Revenue Officer and Strategic Advisor to the CEO at Automation Anywhere, and in varying roles at Dell, Dell/EMC and EMC (NYSE: Dell, formerly NYSE: EMC), including President Americas Sales and Customer Operations, President Dell Technologies Select and SVP Global Alliances. During his tenure at Dell, Mr. Riley led the $20B+ Americas business through one of their largest and most successful technology acquisitions of all time.

RET Holdco’s board of directors will be comprised of Christopher Riley, Randy Seidl, Harry You, Alexandra Steele, Lyman Dickerson and J. Eric Smith.

Advisors

Needham & Company acted as financial advisor to Coliseum in connection with the Business Combination. TCF Law Group, PLLC acted as legal counsel to RET and RET Holdco. White & Case LLP acted as legal counsel to Coliseum.

About Rain Enhancement Technologies, Inc.

RET was founded to provide the world with reliable access to water, one of life’s most important resources. To achieve this mission, RET aims to develop, manufacture and commercialize ionization rainfall generation technology. This weather modification technology seeks to provide the world with reliable access to water, and transform business, society and the planet for the better.

About Coliseum Acquisition Corp.

Coliseum Acquisition Corp. is a special purpose acquisition company whose business purpose is to effectuate a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Business Combination and the projected future financial performance of RET; (3) changes in the market for RET’s services and technology, expansion plans and opportunities; (4) the projected technological developments of RET; (5) current and future potential commercial and customer relationships; (6) the ability to operate efficiently at scale; (7) anticipated investments in capital resources and research and development, and the effect of these investments; (8) the ability of RET Holdco to issue equity or equity-linked securities in the future; and (9) the ability to maintain the listing of RET Holdco’s Class A common stock and warrants on Nasdaq following the Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of RET’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of RET and RET Holdco. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Registration Statement on Form S-4, filed with the SEC on November 25, 2024, as amended from time to time, and the other documents that RET Holdco has filed, or will file, with the SEC relating to the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that RET and RET Holdco do not presently know or that RET and RET Holdco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect RET and RET Holdco’s expectations, plans or forecasts of future events and views as of the date of this press release. RET and RET Holdco anticipate that subsequent events and developments will cause RET and RET Holdco’s assessments to change. However, while RET and RET Holdco may elect to update these forward-looking statements at some point in the future, RET and RET Holdco specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing RET and RET Holdco’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Investors

RainwaterTechIR@icrinc.com

Media

RainwaterTechPR@icrinc.com